UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

AMENDMENT NO.1 TO CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 6, 2004

SCANSOFT, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-27038	94-3156479

(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

9 Centennial Drive
Peabody, Massachusetts 01960
(Address of Principal Executive Offices, including Zip Code)

(978) 977-2000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Ex-23.1 Consent of BDO Stoy Hayward LLP
Ex-99.1 Rhetorical Consolidated Financial Statements
Ex-99.2 Unaudited Pro Forma Combined Financial Statements

On December 10, 2004, ScanSoft, Inc. (the “Registrant” or “ScanSoft”) filed a report on Form 8-K to report the completion of its acquisition of Rhetorical Systems Ltd. through the acquisition of all of the outstanding capital stock of Rhetorical Group PLC (collectively, “Rhetorical”). At that time, the Registrant stated in such Form 8-K that it intended to file the required financial statements and pro forma financial information within 71 days from the date of that filing. By this amendment to such Form 8-K, the Registrant is amending and restating Item 9.01 thereof to include the required financial statements and pro forma financial information.

Item 9.01. Financial Statements and Exhibits

     (a) Financial Statements of Businesses Acquired.

               (1) The historical consolidated financial statements of Rhetorical including Rhetorical’s balance sheets as of September 30, 2004 and December 31, 2003, and the related profit and loss accounts and cash flow statements for the nine months ended September 30, 2004 and the year ended December 31, 2003 are being filed as a component of Exhibit 99.1 to this Form 8-K/A (and are included herein).

     (b) Pro Forma Financial Information.

               (1) The unaudited pro forma combined financial statements of ScanSoft, Inc. for the nine months ended September 30, 2004 giving effect to the acquisition as a purchase of Rhetorical by ScanSoft are being filed as Exhibit 99.2 to this Form 8-K/A (and are included herein).

     (c) Exhibits.

23.1	Consent of BDO Stoy Hayward LLP.

99.1	Rhetorical Consolidated Financial Statements.

99.2	Unaudited Pro Forma Combined Financial Statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCANSOFT, INC.

	By:	/s/ James R. Arnold, Jr.

James R. Arnold, Jr.
Senior Vice President and Chief Financial Officer

Date: February 18, 2005

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of BDO Stoy Hayward LLP.

99.1	Rhetorical Consolidated Financial Statements.

99.2	Unaudited Pro Forma Combined Financial Statements.